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EXHIBIT 21
                                                      SCHEDULE OF AFFILIATES

AS OF DECEMBER 31, 2000

                                                                                               PERCENTAGE OF
                           AFFILIATE                              INCORPORATION                  OWNERSHIP
------------------------------------------------------   ------------------------------  --------------------------

DONNELLY MIRRORS LIMITED                                 ORGANIZED UNDER THE                       100%
                                                         LAWS OF THE REPUBLIC
                                                         OF IRELAND

DONNELLY VISION SYSTEMS                                  ORGANIZED UNDER THE                       100%
EUROPE LIMITED                                           LAWS OF THE REPUBLIC
                                                         OF IRELAND

DONNELLY ELECTRONICS LIMITED                             ORGANIZED UNDER THE                       100%
                                                         LAWS OF THE REPUBLIC
                                                         OF IRELAND

DONNELLY DE MEXICO, S.A. DE C.V.                         ORGANIZED UNDER THE                       100%
                                                         LAWS OF MEXICO

DONNELLY EUROGLAS SYSTEMS,                               ORGANIZED UNDER THE                       100%
SARL                                                     LAWS OF FRANCE

DONNELLY HOLDING GmbH                                    ORGANIZED UNDER THE                       100%
                                                         LAWS OF GERMANY

DONNELLY do BRASILS, LTDA                                ORGANIZED UNDER THE                       100%
                                                         LAWS OF BRAZIL

DONNELLY INTERNATIONAL, INC.                             MICHIGAN                                  100%

DONNELLY TECHNOLOGY, INC.                                MICHIGAN                                  100%

DONNELLY RECEIVABLES CORPORATION                         MICHIGAN                                  100%

INFORMATION PRODUCTS, INC.                               MICHIGAN                                  100%

DONNELLY SCANDINAVIA A.B.                                ORGANIZED UNDER THE                       100%
                                                         LAWS OF SWEDEN

DONNELLY INVESTMENTS, INC.                               MICHIGAN                                  100%

DONNELLY HOHE ESPANA S.A.                                ORGANIZED UNDER THE                      76.7% (A)
                                                         LAWS OF SPAIN

DONNELLY HOHE ICA LDA                                    ORGANIZED UNDER THE                      76.7% (B)
                                                         LAWS OF PORTUGAL

DONNELLY HOHE VERWALTUNGS GmbH                           ORGANIZED UNDER THE                        74%
                                                         LAWS OF GERMANY

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DONNELLY HOHE GmbH & CO. KG                              ORGANIZED UNDER THE                      66.7%
                                                         LAWS OF GERMANY

DONNELLY HOHE SCHLEIZ GmbH                               ORGANIZED UNDER THE                      66.7% (C)
                                                         LAWS OF GERMANY

DONNELLY HOHE PARIS, SARL                                ORGANIZED UNDER THE                      66.7% (D)
                                                         LAWS OF FRANCE

SHANGHAI DONNELLY FU HUA WINDOW                          ORGANIZED UNDER THE                        50%
SYSTEMS COMPANY LTD.                                     LAWS OF CHINA

SHUNDE DONNELLY ZHEN HUA                                 ORGANIZED UNDER THE                        25%
AUTOMOTIVE SYSTEMS CO. LTD.                              LAWS OF CHINA

SHANGHAI DONNELLY GANGXIANG AUTOMOTIVE                   ORGANIZED UNDER THE                        25%
SYSTEMS CO. LTD.                                         LAWS OF CHINA

DONNELLY YANTAI ELECTRONICS CO. LTD.                     ORGANIZED UNDER THE                        50%
                                                         LAWS OF THE PEOPLES
                                                         REPUBLIC OF CHINA

VARITRONIX EC (MALAYSIA) SDN. BHD.                       ORGANIZED UNDER THE                        50%
                                                         LAWS OF MALAYSIA

DONNELLY ELECTRONICS, INC.                               MICHIGAN                                 18.2%

KAM TRUCK COMPONENTS, INC.                               MICHIGAN                                 17.1% (E)

APPLIED IMAGE GROUP                                      NEW YORK                                   13%

SCHOTT-DONNELLY L.L.C. SMART GLASS SOLUTIONS             DELAWARE                                   50%

(A) 29.8% of Donnelly Hohe Espana S.A. is owned directly by Donnelly Corporation and 70.2% owned by Donnelly Hohe GmbH & CO. KG (66.7% of the equity of which is owned by Donnelly Corporation).

(B) 100% of Donnelly Hohe ICA Lda is owned by Donnelly Hohe Espana S.A., 29.8% of which is owned directly by Donnelly Corporation and 70.2% of which is owned by Donnelly Hohe GmbH & CO. KG (66.7% of the equity of which is owned by Donnelly Corporation).

(C) 100% of Donnelly Hohe Schleiz GmbH is owned by Donnelly Hohe GmbH & CO. KG (66.7% of the equity of which is owned by Donnelly Corporation).

(D) 99.8% of Donnelly Hohe Paris, SARL is owned by Donnelly Hohe GmbH & CO. KG (66.7% of the equity of which is owned by Donnelly Corporation).

(E) Donnelly Corporation divested ownership of Kam Truck Componenets, Inc. as of October, 2000.